WACO

                                     CONSENT

                                       and

                                     WAIVER

                                       and

                                    AMENDMENT

                          Dated as of January 31, 2000

                                      under

                                CREDIT AGREEMENT

                           Dated as of March 12, 1997

     PENNCORP FINANCIAL GROUP, INC., a Delaware corporation (the "Company"), the lenders signatory to the Credit Agreement referred to below that are parties hereto, the Managing Agents and the Co-Agents named therein (the "Agents") and THE BANK OF NEW YORK, as administrative agent for the Banks (the "Administrative Agent"), hereby agree as follows (with certain terms used herein being defined in, or incorporated by reference pursuant to, Section 2 hereof):

     1. CREDIT AGREEMENT. (a) Reference is hereby made to the Credit Agreement, dated as of March 12, 1997, among the Company, the Banks, the Agents and the Administrative Agent (as amended, modified or waived prior to the date hereof, the "Credit Agreement").

     2. DEFINITIONS. (a) All terms defined in the Credit Agreement are used herein with the meanings therein ascribed to them.

     (b) For purposes of this Consent:

     "AMERICAN-AMICABLE"   means  American-Amicable   Holdings  Corporation,   a
Delaware corporation.

     "AMERICAN-AMICABLE    BALANCE   SHEET"   means   the   balance   sheet   of
American-Amicable attached hereto as Exhibit A.

     "CHAPTER 11 CASE" has the meaning assigned to it in Section 4(c).

     "EXECUTIVE EMPLOYMENT AGREEMENT" shall mean the (i) Employment Agreement dated January 28, 2000 between the Company and Keith Maib, (ii) Employment Agreement dated January 28, 2000 between the Company and Scott Silverman, and
(iii) Employment

Agreement dated January 28, 2000 between the Company and James McDermott, in each case, as amended and as in effect on the Waco Consent Effective Date.

     "PIONEER LIFE" means Pioneer Security Life Insurance Company, a Texas insurance company.

     "PIONEER LIFE BALANCE SHEET" means the balance sheet of Pioneer Life attached hereto as Exhibit B.

     "SPECIFIED  TRANSACTION"  shall mean the  Transactions  numbered 1 and 4 on
Schedule 1 hereto.

     "SWISS RE SALE CONTRACT" means the Stock Purchase Agreement, dated January 7, 2000, between Reassure America Life Insurance Company, an Illinois insurance company, and the Company, as such form may be AMENDED OR MODIFIED FROM TIME TO TIME AFTER THE SWISS RE CONSENT EFFECTIVE DATE, PROVIDED, that any such amendment or modification was, in the sound business judgment of the Company and its Board of Directors, in the BEST INTERESTS OF THE COMPANY, AND, PROVIDED, FURTHER, that any such amendment or modification of Section 2.1 of the Swiss Re Sale Contract, which reduces the total consideration payable to the Company, was consented to in writing by the Majority Bank except for any amendment or modification to allow for the assumption of transaction bonuses in an amount not greater than $1,400,000.

     "TRANSACTION" means a transaction listed on Schedule 1.

     "TRANSFER" means a transfer, as a repayment of Indebtedness, a dividend, or a capital CONTRIBUTION, OF PROPERTY UNDER A TRANSACTION. "TRANSFER", when used as a verb, has a correlative meaning.

     "TRANSFEROR" means a Person that Transfers any Property in a Transaction.

     "WACO CASH PROCEEDS" has the meaning assigned to it in Section 7(a).

     "WACO CONSENT EFFECTIVE DATE" means the date on which each of the conditions specified in Section 8 hereof shall have been fulfilled.

     "WACO SALE CONTRACT" means the (a) Stock Purchase Agreement, dated January 8, 2000, between Pioneer-Occidental Holdings Company, a Delaware corporation, and American-Amicable, in the form attached hereto as Exhibit C, as such form may be amended or modified from time to time after the Waco Consent Effective Date, PROVIDED, that such amendment or modification was, in the sound business judgment of the Company and its Board of DIRECTORS, IN THE BEST INTERESTS OF THE COMPANY, AND, PROVIDED, FURTHER, that any amendment or modification of Section
2.2 of the Waco Sale Contract, which reduces the total consideration to be paid to American-Amicable and its Subsidiaries, was consented to in writing by the Majority Banks, except for any amendment or modification to allow for the assumption of transaction bonuses in an amount not greater than $400,000, and
(b) Transactions related thereto.

     3. CONSENT. (a) Upon the Waco Consent Effective Date, the Majority Banks hereby consent, under the sections of the Credit Agreement and to the extent specified in Section 3(b) hereof, to the consummation of the Transactions.

     (b) The consent under Section 3(a) is limited to Sections 8.06(b) and (c), 8.08(b), 8.15, 8.17, 8.18, 8.21(b), 8.22, 8.23, 8.24 and 8.29 of the Credit
Agreement, and then only to the extent necessary to avoid a violation of such Section or Sections as may be applicable to such Transfer.

     4. WAIVERS. (a) The Majority Banks hereby waive compliance with Section 8.06(c) of the Credit Agreement to the extent that any non-compliance results solely from the sale of Property pursuant to the Waco Sale Contract, and the Security Interest in such Property shall be deemed to have been released upon the receipt by the Administrative Agent of the Waco Cash Proceeds (as defined in Section 7(a) hereof).

     (b) The Majority Banks hereby waive the application of and the Company's obligation to comply with Section 2.04(b) of the Credit Agreement; provided that the waiver granted in this Section 4(b) shall cease to be effective, and Section 2.04(b) shall thereupon again be effective, if the Swiss Re Sale Contract is terminated pursuant to Section 9.2(b)(i) thereof; and

     (c) The Majority Banks hereby waive the Event of Default under Section 9(g) of the Credit Agreement to the extent that such Event of Default results from and only from (a) the resolution by the Company's Board of Directors determining to file a petition commencing a case (the "Chapter 11 Case") under Chapter 11 of Title 11 of the United States Code, as contemplated by the Swiss Re Sale Contract, and (b) the Company's actions (other than the actual filing of such a petition) in furtherance of such a filing (whether taken before or after such resolution). The Majority Banks expressly do not waive the Event of Default under Section 9(g) of the Credit Agreement to the extent that such an Event of Default results from the filing by the Company of a petition commencing the Chapter 11 Case.

     (d) The Majority Banks hereby waive until February 11, 2000 any non-compliance by the Company with Sections 8.10, 8.11, 8.12 and 8.13, to the extent that such non-compliance results from and solely from the Transactions and the sale of Property pursuant to the Waco Sale Contract.

     5. (a) AMENDMENTS TO THE CREDIT AGREEMENT. Upon and after the Waco Consent Effective Date, the Credit Agreement shall be amended as follows:

     (i) Section 1.01 is hereby amended (A) to add, in alphabetical order, the following new definition:

     "FORBEARANCE AGREEMENT" means, when and if the same becomes effective, the Forbearance Agreement among American-Amicable Holdings Corporation, Southwestern Financial Corporation, Southwestern Financial Services Corporation, PennCorp Occidental Corp., KB Investment L.L.C., KB Management L.L.C., the Banks that are signatories thereto, the Agents and the Administrative Agent and Collateral Agent in the form attached hereto as Exhibit D, with such changes thereto as may have been approved in writing by the Majority Banks.

     (B) to amend the following existing definition to read as follows:

     "LOAN DOCUMENTS" shall mean (i) this Agreement and the Notes and, from and after the execution and delivery thereof by each Securing Party, the Security Agreements, (ii) the Forbearance Agreement and (iii) all other agreements, documents and instruments with, for the benefit of or in favor of the Administrative Agent or any Bank, relating to, arising out of, delivered pursuant to or in any way connected with (A) any agreement, document or instrument referred to in clause (i) or clause (ii) or (B) any of the transactions contemplated by any agreement, document or instrument referred to in clause (i) or clause (ii).

     (B) AMENDMENTS TO THE SECURITY AGREEMENTS. Upon and after the Waco Consent Effective Date, Section 4.01(c) of each of the Security Agreements (as defined in the Credit Agreement) shall be amended to read as follows:

     "(C) SALE OF COLLATERAL. Except during the continuance of an Event of Default, the Company may, solely to the extent permitted by the Loan Documents, sell or otherwise dispose of the Collateral."

     6. REPRESENTATIONS AND WARRANTIES. In order to induce the Majority Banks to grant the consents, releases and waiver effected hereunder, the Company hereby represents and warrants as follows:

     (a) The Company has the power, and has taken all necessary action (including, if a corporation, any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with its terms this Consent. This Consent has been duly executed and delivered by the Company and is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, whether at law or in equity (including principles of good faith and fair dealing). The execution, delivery and performance in accordance with its respective terms by the Company of this Consent do not and (absent any change in any Applicable Law or applicable Contract) will not (i) require any Governmental Approval or any other consent or approval (including any consent or approval of the stockholders of the Company) to have been obtained by the Company or any of its Affiliates, other than Governmental Approvals and other consents and approvals that have been obtained, are final and not subject to review on appeal or to collateral attack, are in full force and effect, or (ii) violate, conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien (other than the Security Interest) upon any assets of any such Person under, (A) any Contract to which any such Person is a party or by which any such Person or any of its properties may be bound or (B) any Applicable Law.

     (b) (i) The copy of the Waco Sale Contract attached as Exhibit C hereto (i) is in substantially the form approved by the Company's Board of Directors at the meeting of the Board of Directors of the Company held on January 6, 2000, (ii) is in the form executed by the parties thereto, and (iii) has not been

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


amended  or  modified   subsequent   to  its  having  been   furnished   to  the
Administrative Agent and prior to the Waco Effective Date, except by amendments and modifications of which the Administrative Agent have been furnished copies.

     (ii) The copies of the Executive Employment Agreements attached hereto in the respective forms of Exhibits D-1, D-2 and D-3 are in the forms in which such Contracts exist on the Waco Consent Effective Date.

     (c) (i) Either (A) each Transferor will, under its Transfer, receive not less than the reasonable equivalent Value of the assets being Transferred by it thereunder, or (B) both before and after giving effect to each Transaction (1) both the Fair Value and the Present Fair Saleable Value of the remaining assets of the Transferor transferring assets thereunder will be greater than the total amount of such Transferor's Debts, (2) the Present Fair Saleable Value of the remaining assets of such Transferor will exceed the amount that will be required to pay the probable liability of such Transferor's on its Debts as they become absolute and mature and (3) such Transferor (aa) will be able to realize upon its assets and pay its Debts as they mature in the normal course of business, and (bb) will not be engaged in a business or a transaction, nor be about to engage in a business or a transaction, (I) for which its property would constitute unreasonably small capital or (II) in relation to which its assets would be unreasonably small;

     (ii) Each Transferor transferring assets under a Transaction, at the time of such transfer, (A) will not intend to or believe that it will incur Debts that will be beyond its ability to pay as such Debts mature and (B) will not intend, in consummating such Transaction, to hinder, delay or defraud either present or future creditors or any other Person to which any of its Debts is or will become owing.

     (iii) As used herein, "Value" means (A) "value" as defined under Section 548(d)(2)(A) of the Bankruptcy Code; (B) "fair consideration" within the meaning of Section 3 of the Uniform FRAUDULENT CONVEYANCE ACT AND (C) "VALUE" WITHIN THE MEANING OF THE UNIFORM FRAUDULENT TRANSFER ACT; "DEBT" means any Liability that constitutes "debt" or "Debt" under Section 101(11) of the Bankruptcy Code or under the Uniform FRAUDULENT CONVEYANCE ACT, THE UNIFORM FRAUDULENT TRANSFER ACT OR ANY ANALOGOUS APPLICABLE LAW; "FAIR VALUE" means, with respect to any asset, the amount that an independent willing buyer would pay an independent willing seller for such asset on a going concern basis, each having reasonable knowledge of the relevant facts and neither being under any compulsion to act, but with the transaction to be consummated within one year; and "PRESENT FAIR SALEABLE VALUE" means, with respect to any asset, the amount that an independent willing buyer would pay an independent willing seller for such asset on a going concern basis, each having reasonable knowledge of the relevant facts and neither being under any compulsion to act, but with the transaction to be consummated within six months.

     (d) Each of the American-Amicable Balance Sheet and the Pioneer Life Balance Sheet presents fairly, in all material respects, in accordance with GAAP, the respective financial positions of American-Amicable and Pioneer Life at their respective dates, and except as disclosed or reflected in such financial statements, as at the Waco Consent Effective Date, neither such Person had any Liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or might have a Material Adverse Effect on such Person.

     (e) Each of the foregoing representations and warranties shall constitute representations and warranties subject to Section 9(d) of the Credit Agreement and shall be made at and as of the Waco Consent Effective Date and, in the case of the representations and warranties made pursuant to Section 6(c), at and as of the time of each Transaction.

     7. EVENTS OF DEFAULT. Each of the following shall, for all purposes of the Credit Agreement and Security Agreements constitute an Event of Default (in addition to any Event of Default set forth in such agreements), whatever the reason for such event and whether it shall be voluntary or involuntary, or within or without the control of the Company, any Subsidiary or any other Loan Party, or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body:

     (a) contemporaneously with the Closing (as that term is defined in the Waco Sale Contract) American-Amicable shall not have paid to the Administrative Agent, by wire transfer to a specified account with The Bank of New York (such account to be specified to American-Amicable no later than two (2) Business Days prior to the Closing), the net cash proceeds due pursuant to the Waco Sale Contract, minus the deductions identified in Schedule 2 hereto, in a total amount of not less than $95,000,000 (the "Waco Cash Proceeds"), such amount to be applied first to interest which is then due and payable and then to the payment of principal amount of the Loans; PROVIDED that it is understood that Transaction number 2 on Schedule 1 hereto is not a part of the Waco Cash Proceeds from the Waco Sale Contract;

     (b) any representation and warranty made under Section 5 hereof shall at any time prove to have been incorrect or misleading in any material respect at any time when such representation and warranty was made;

     (c) any Property that is (i) the subject of a Specified Transaction, (ii) Collateral under a Security Agreement under which the Person receiving such Property is the Pledgor, and (iii) of a type with respect to which the applicable Security Interests may be perfected by possession, shall not have been delivered to the applicable Secured Party within four Business Days of its receipt, endorsed in blank if such Property is an instrument, or accompanied by appropriate blank stock or bond powers, if such Property is a certificated security, in each case after the completion of the Specified Transaction to the extent the same is not disposed of pursuant to the Waco Sale Contract; or

     (d) The Waco Sale Contract shall be terminated by the Company for any reason other than in connection with the Company's acceptance of a Superior Proposal (as defined in the Waco Sale Contract) to which the Majority Banks have consented.

     8. CONDITIONS TO EFFECTIVENESS. This Consent shall be effective as of the date first written above, but shall not become effective as of such date until the time as:

     (a) this Consent has been executed and delivered by the Company, the Majority Banks and the Administrative Agent;

     (b) all amounts payable pursuant to Section 11.03 of the Credit Agreement for which invoices have been delivered to the Company on or prior to such date, have been paid in full; and

     (c) the Administrative Agent shall have received a copy of the no action letters of the Texas Department of Insurance with respect to the transfer of $20,400,000 in the aggregate, to the Company.

     9. TERMINATION OF COMMITMENTS; ACCELERATION OF LOAN. (a) Simultaneously with the payment to the Administrative Agent contemplated by Section 7(a), the Commitments shall be terminated in full, and this Section 9(a) shall be deemed to be a notice of termination that complies with the provisions of Sections 2.04 and 4.05 of the Credit Agreement.

     (b) Simultaneously with the payment to the Administrative Agent contemplated by Section 7(a), the Loans (a) shall be deemed to have become due in the amount of such payment, and this Section 9(b) shall be deemed to be a notice of prepayment, that complies with Sections 3.03(a) and 4.05 of the Credit Agreement.

     10. GOVERNING LAW. This Consent shall be governed by, and construed in accordance with, the law of the State of New York.

     11. COUNTERPARTS. This Consent may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Consent by signing any such counterpart.


                 [REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK)

         IN WITNESS WHEREOF, the parties hereto have caused this Waco Consent to be duly executed as of the day and year first above written.

                                   PENNCORP FINANCIAL GROUP, INC.


                                   By: /s/Scott D. Silverman
                                        --------------------------------------
                                        Name:     Scott D. Silverman
                                        Title:    Executive Vice President

                                   THE BANK OF NEW YORK, as
                                   Administrative Agent, Collateral Agent and as a Bank


                                   By: /s/Peter W. Helt
                                        --------------------------------------
                                        Name:     Peter W. Helt
                                        Title:    Vice President

                                   THE CHASE MANHATTAN BANK, as a Managing
                                   Agent and as a Bank

                                   By: /s/Glenn R. Meyer
                                        --------------------------------------
                                        Name:     Glenn R. Meyer
                                        Title:    M.D.

                                   BANK OF AMERICA,  N.A.,  formerly  known as
                                   Nations  Bank, N.A., as a Managing
                                   Agent and as a Bank

                                   By:  /s/William E. Livingstone IV
                                        --------------------------------------
                                        Name:     William E. Livingston IV
                                        Title:    Managing Director

                                   FLEET NATIONAL BANK, as a
                                   Co-Agent  and as a Bank

                                   By:  /s/Donald R. Nicholson
                                        --------------------------------------
                                        Name:     Donald R. Nicholson
                                        Title:    SVP

                                  MELLON BANK, N.A., as a Co-Agent
                                  and as a Bank

                                   By:  /s/Gary A. Saul
                                        --------------------------------------
                                        Name:     Gary A. Saul
                                        Title:    First Vice President

                                  BANK OF MONTREAL, as a Co-Agent
                                  and as a Bank

                                   By:  /s/Thomas E. McGraw
                                        --------------------------------------
                                        Name:     Thomas E. McGraw
                                        Title:    Director

                                   CIBC INC., as a Co-Agent and as a Bank


                                   By:  /s/ Gerald Girardi
                                        --------------------------------------
                                        Name:     Gerald Girardi
                                        Title:    Executive Director
                                                  CIBC World Markets Corp,
                                                  as Agent

                                   DRESDNER BANK AG, NEW YORK AND
                                   GRAND CAYMAN BRANCHES, as a Co-Agent
                                   and as a Bank

                                   By:  /s/Anthony C. Valencourt
                                        --------------------------------------
                                        Name:     Anthony C. Valencourt
                                        Title:    Senior Vice President

                                   By:  /s/George T. Ferguson, IV
                                        --------------------------------------
                                        Name:     George T. Ferguson, IV
                                        Title:    Assistant Vice President

                                   FIRST UNION NATIONAL BANK


                                   By:  /s/Thomas L. Stitchberry
                                        --------------------------------------
                                        Name:     Thomas L. Stitchberry
                                        Title:    Senior Vice President

                                    BEAR STEARNS & CO., INC.


                                    By: /s/Gregory A. Hanley
                                        --------------------------------------
                                        Name:     Gregory A. Hanley
                                        Title:    Senior Managing Director

                                    DK ACQUISITION PARTNERS, L.P.


                                   By:  /s/Michael J. Leffell
                                        --------------------------------------
                                        Name:     Michael J. Leffell
                                        Title:    General Partner

                                   ING (U.S.) CAPITAL CORPORATION


                                   By:  /s/Mary Forstner
                                        --------------------------------------
                                        Name:     Mary Forstner
                                        Title:    Senior Associate

                                                                     Schedule 1


                                  TRANSACTIONS

         1. The dividend and partial payment of interest on its Surplus Note by Pioneer Security Life Insurance Company ("Pioneer Life") to American-Amicable of all of the issued and outstanding shares of the capital stock of Occidental Life Insurance Company of North Carolina, a Texas insurance corporation ("Occidental").

         2. The dividend by Pioneer Life to American-Amicable of its capital and surplus in excess of $1,200,000.

         3. The purchase by American-Amicable from A-A Texas and Pioneer American Life Insurance Company ("Pioneer American"), of all of the issued and outstanding shares of Preferred Stock of Southwestern Financial Corporation, a Delaware corporation (the "SFC Stock") owned by each of A-A Texas and Pioneer American.

          4. The dividend by American-Amicable of cash and the SFC Stock to the Company.